                               AMENDMENT NO. 20 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the addition of Institutional Class Shares to AIM Developing Markets Fund, AIM Diversified Dividend Fund, AIM Global Value Fund, AIM Income Fund, AIM International Small Company Fund and AIM Utilities Fund and Class R Shares to AIM Diversified Dividend Fund, AIM Dynamics Fund, AIM Leisure Fund and AIM Small Company Growth Fund.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (All Classes of Shares Except Class B Shares)

AIM COUNSELOR SERIES TRUST
         AIM Advantage Health Sciences Fund -               Class A
                                                            Class C

         AIM Multi-Sector Fund -                            Class A
                                                            Class C
                                                            Institutional Class

AIM EQUITY FUNDS

         AIM Aggressive Growth Fund -                       Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Blue Chip Fund -                               Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Capital Development Fund -                     Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class



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         AIM Charter Fund -                                 Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Constellation Fund -                           Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Diversified Dividend Fund -                    Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Large Cap Basic Value Fund -                   Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Large Cap Growth Fund -                        Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM Mid Cap Growth Fund -                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

         AIM Select Basic Value Fund -                      Class A
                                                            Class C

         AIM Weingarten Fund -                              Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class

AIM FUNDS GROUP

         AIM Basic Balanced Fund -                          Class A
                                                            Class C
                                                            Class R
                                                            Institutional Class
                                                            Investor Class

         AIM European Small Company Fund -                  Class A
                                                            Class C

         AIM Global Value Fund -                            Class A
                                                            Class C
                                                            Institutional Class

      AIM International Small Company Fund -             Class A
                                                         Class C
                                                         Institutional Class

      AIM Mid Cap Basic Value Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Premier Equity Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Select Equity Fund -                           Class A
                                                         Class C

      AIM Small Cap Equity Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM GROWTH SERIES

      AIM Basic Value Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Conservative Allocation Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Global Equity Fund -                           Class A
                                                         Class C
                                                         Institutional Class

      AIM Growth Allocation Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Mid Cap Core Equity Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderate Allocation Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Moderate Growth Allocation Fund -              Class A
                                                         Class C

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                                                         Class R
                                                         Institutional Class

      AIM Moderately Conservative Allocation Fund -      Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Small Cap Growth Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS
      AIM Asia Pacific Growth Fund -                     Class A
                                                         Class C

      AIM European Growth Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Global Aggressive Growth Fund -                Class A
                                                         Class C

      AIM Global Growth Fund -                           Class A
                                                         Class C

      AIM International Core Equity Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM International Growth Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT FUNDS

      AIM Developing Markets Fund -                      Class A
                                                         Class C
                                                         Institutional Class

      AIM Global Health Care Fund -                      Class A
                                                         Class C
                                                         Investor Class

      AIM Trimark Endeavor Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Trimark Small Companies Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT SECURITIES FUNDS

      AIM Global Real Estate Fund -                      Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM High Yield Fund -                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Income Fund -                                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Intermediate Government Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Limited Maturity Treasury Fund -               Class A
                                                         Class A3
                                                         Institutional Class

      AIM Money Market Fund -                            AIM Cash Reserve Shares
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Municipal Bond Fund -                          Class A
                                                         Class C
                                                         Investor Class

      AIM Real Estate Fund -                             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

      AIM Short Term Bond Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

      AIM Total Return Bond Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM SECTOR FUNDS

      AIM Energy Fund -                                  Class A
                                                         Class C
                                                         Investor Class

      AIM Financial Services Fund -                      Class A
                                                         Class C
                                                         Investor Class

      AIM Gold & Precious Metals Fund -                  Class A
                                                         Class C
                                                         Investor Class

      AIM Leisure Fund -                                 Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

      AIM Technology Fund -                              Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

      AIM Utilities Fund -                               Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

AIM SPECIAL OPPORTUNITIES FUNDS

      AIM Opportunities I Fund -                         Class A
                                                         Class C

      AIM Opportunities II Fund -                        Class A
                                                         Class C

      AIM Opportunities III Fund -                       Class A
                                                         Class C

AIM STOCK FUNDS

    AIM Dynamics Fund -                                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

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    AIM Small Company Growth Fund -                      Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

    AIM S&P 500 Index Fund -                             Institutional Class
                                                         Investor Class

AIM TAX-EXEMPT FUNDS

      AIM High Income Municipal Fund -                   Class A
                                                         Class C

      AIM Tax-Exempt Cash Fund -                         Class A
                                                         Investor Class

      AIM Tax-Free Intermediate Fund -                   Class A
                                                         Class A3
                                                         Institutional Class

AIM TREASURER'S SERIES TRUST

    Premier Portfolio                                    Investor Class
    Premier Tax-Exempt Portfolio                         Investor Class
    Premier U.S. Government Money Portfolio              Investor Class"

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      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  October 25, 2005

                            EACH FUND (LISTED ON SCHEDULE A) ON BEHALF OF
                            THE SHARES OF EACH PORTFOLIO LISTED ON SCHEDULE A

                            By: /s/ Robert H. Graham
                                --------------------------------------------
                                    Robert H. Graham
                                    President

                            A I M DISTRIBUTORS, INC.

                            By: /s/ Gene L. Needles
                                ---------------------------------------------
                                    Gene L. Needles
                                    President